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     As filed with the Securities and Exchange Commission on July 2, 1999
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                          SECURITIES AND EXCHANGE COMMISSION

                                 Washington, DC 20549



                                       FORM 8-K

                                    CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported): June 30, 1999



                         EQUITY RESIDENTIAL PROPERTIES TRUST
                (Exact Name of Registrant as Specified in its Charter)



MARYLAND                           1-12252                     13-3675988
(State or other          (Commission File Number)           (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)

           TWO NORTH RIVERSIDE PLAZA, SUITE 400, CHICAGO, ILLINOIS       60606
               (Address of Principal Executive Offices)               (Zip Code)


         Registrant's telephone number, including area code:  (312) 474-1300



                                    NOT APPLICABLE
            (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS

          On June 30, 1999, Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), and Lexford Residential Trust, a Maryland real estate investment trust ("Lexford"), entered into an Agreement and Plan of Merger dated as of June 30, 1999 pursuant to which Lexford will merge with and into EQR (the "Merger"). Pursuant to the Merger, each common share of beneficial interest of Lexford issued and outstanding immediately prior to the Merger will be converted into 0.463 of a common share of beneficial interest of EQR. Consummation of the Merger is subject to the approval of the Merger by the shareholders of EQR and Lexford and to specified closing conditions.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (C)       EXHIBITS

          (2) Agreement and Plan of Merger between Equity Residential Properties Trust and Lexford Residential Trust, dated as of June 30, 1999.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             EQUITY RESIDENTIAL PROPERTIES TRUST
                                             (Registrant)


                                             By:/s/ Yasmina Rahal
                                                --------------------------------
                                                  Name: Yasmina Rahal
                                                       -------------------------
                                                  Title: Vice President
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     Dated: July 1, 1999


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